Exhibit 99.1

Live Oak V Shareholders Approve Business Combination with Teamshares

Transaction expected to close in the coming week

NEW YORK, June 16, 2026 - Teamshares (the “Company” or “Teamshares”), a tech-enabled acquiror of SMEs, today announced that the shareholders of Live Oak Acquisition Corp. V (NASDAQ: LOKV) (“Live Oak”) voted to approve the business combination between Teamshares and Live Oak (the “Business Combination”).

At an extraordinary general meeting held today, the business combination and all related proposals were approved by Live Oak shareholders.

Upon closing, the continuing combined entity will be named “Teamshares Inc.” and existing shareholders of Live Oak will hold shares and/or warrants in Teamshares Inc., trading on the Nasdaq under the ticker symbols “TMS” and “TMSWW,” respectively.

Background Information on the Business Combination

As previously announced, Live Oak and Teamshares entered into an Agreement and Plan of Merger (as amended, and as may be further amended or supplemented, the “Merger Agreement”) to consummate the Business Combination transaction further described in the Registration Statement on Form S-4 (Registration No. 333-294869) (the “Registration Statement”) filed by Live Oak and Teamshares and declared effective by the U.S. Securities and Exchange Commission (the “SEC”). The parties expect the Business Combination to be consummated in the coming week, subject to satisfaction of customary closing conditions. Additional information about the proposed Business Combination can be found in the Registration Statement and in other public filings by Live Oak, which are available, free of charge, on the SEC’s website at sec.gov.

In connection with the Business Combination, Ellenoff Grossman & Schole LLP is serving as U.S. legal counsel to Live Oak and Latham & Watkins LLP is serving as legal counsel to Teamshares. Ogier is serving as special Cayman Islands counsel to Live Oak.

Santander US Capital Markets LLC is serving as financial advisor and capital markets advisor to Teamshares as well as the placement agent on the PIPE. Compass Point, Northland and Roth are also serving as capital markets advisors.

About Teamshares

Teamshares is a tech-enabled acquiror of SMEs, intending to be a permanent home when owners retire. Part holdco, part fintech, Teamshares programmatically acquires companies with $0.5 to $5 million of EBITDA from retiring owners, integrates them with the Teamshares platform, and helps employees earn company stock. Founded in 2019, Teamshares operates subsidiaries with consolidated revenue of $490 million across over 40 industries and 30 states.

About Live Oak Acquisition Corp. V

Live Oak Acquisition Corp. V (NASDAQ: LOKV) is the fifth SPAC sponsored by Live Oak Merchant Partners, an experienced team of operators and investors with a track record of successful public-market combinations. For more information, visit www.liveoakmp.com.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the U.S. federal securities laws. Actual results of Live Oak, Teamshares and the public company resulting from the Business Combination (the “Combined Company”) may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. No representations or warranties, express or implied are given in, or in respect of, this press release. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions.

These forward-looking statements and factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement with respect to the proposed Business Combination; (2) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed Business Combination and definitive agreements with respect thereto; (3) the inability to complete the proposed Business Combination; (4) the inability to obtain or maintain the listing of Combined Company shares on Nasdaq or another national securities exchange following the proposed Business Combination; (5) the ability of Live Oak to remain current with its SEC filings; (6) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (7) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of Live Oak and Teamshares after the Closing to grow and manage growth profitably and retain its key employees; (8) costs related to the proposed Business Combination; (9) changes in applicable laws or regulations; (10) the inability of Teamshares to implement business plans, forecasts, and other expectations after the completion of the proposed Business Combination; (11) the risk that additional financing in connection with the proposed Business Combination, or additional capital needed following the proposed Business Combination to support Teamshares’ business or operations, may not be raised on favorable terms or at all; (12) the evolution of the markets in which Teamshares competes; (13) the ability of Teamshares to implement its strategic initiatives and continue to innovate its existing products and services; (14) the level of redemptions of Live Oak’s public shareholders; and (15) other risks and uncertainties included in documents filed or to be filed with the SEC by Live Oak and/or Teamshares.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Registration Statement referenced above and other documents filed by Live Oak and Teamshares from time to time with the SEC. These filings will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. There may be additional risks that neither Live Oak nor Teamshares presently knows, or that Live Oak and/or Teamshares currently believe are immaterial, that could cause actual results to differ from those contained in the forward-looking statements. For these reasons, among others, investors and other interested persons are cautioned not to place undue reliance upon any forward-looking statements in this press release. Past performance by Live Oak’s or Teamshares’ management teams and their respective affiliates is not a guarantee of future performance. Therefore, you should not place undue reliance on the historical record of the performance of Live Oak’s or Teamshares’ management teams or businesses associated with them as indicative of future performance of an investment or the returns that Live Oak or Teamshares will, or may, generate going forward. Neither Live Oak nor Teamshares undertakes any obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date of this press release, except as required by applicable law.

No Offer or Solicitation

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contacts

Investor Relations: Investors@teamshares.com

Press: Press@teamshares.com

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